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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 4, 2001


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


  Delaware                        0-23108                      51-0020270
-------------                   ------------               -------------------
  (State of                     (Commission                   (IRS Employer
Organization)                   File Number)               Identification No.)


           c/o Discover Bank
             12 Read's Way
          New Castle, Delaware                                  19720
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable


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Item 5.    Other Events

                  Series 2001-1. On January 4, 2001, $1,200,000,000 aggregate principal amount of Series 2001-1 Floating Rate Class A Credit Card Pass-Through Certificates and $63,158,000 aggregate principal amount of Series 2001-1 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of January 4, 2001, for Series 2001-1 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.  Exhibits


Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and Dresdner Kleinwort Benson North America LLC, dated December 21, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2001-1 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of January 4, 2001.


Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of January 4, 2001.


Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2001-1, dated as of January 4, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Discover Card Master Trust I
                                              (Registrant)


                                            By: Discover Bank
                                                (Originator of the Trust)


Date:  January 4, 2001                      By: /s/ Michael F. Rickert
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  1.1             Terms Agreement among Discover Bank, Morgan Stanley & Co.
                  Incorporated, Banc of America Securities LLC, Barclays Capital
                  Inc. and Dresdner Kleinwort Benson North America LLC, dated
                  December 21, 2000.

  4.1             Series Supplement with respect to Series 2001-1 between
                  Discover Bank as Master Servicer, Servicer and Seller and U.S.
                  Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of January 4, 2001.

  4.2             Credit Enhancement Agreement among U.S. Bank National
                  Association as Trustee, Discover Bank as Master Servicer,
                  Servicer and Seller and Discover Receivables Financing
                  Corporation as Credit Enhancement Provider, dated as of January 4, 2001.


  4.3             Letter of Representations among Discover Bank, U.S. Bank
                  National Association as Trustee and The Depository Trust
                  Company with respect to Discover Card Master Trust I, Series
                  2001-1, dated as of January 4, 2001.